Exhibit 10.15
First Amendment to the
PolyOne Supplemental Retirement Benefit Plan
(As amended and restated effective January 1, 2014)

WHEREAS, PolyOne Corporation (“PolyOne”) established a non-qualified retirement benefit program known as PolyOne Supplemental Retirement Benefit Plan (“Plan”) effective January 1, 2004; and

WHEREAS, effective January 1, 2014, PolyOne amended and restated the Plan to permit in-service distributions and incorporate other administrative or regulatory updates; and

WHEREAS, PolyOne now desires to further amend the Plan to revise the distribution provisions for administrative convenience, and

WHEREAS, Section 16 of the Plan allows the Administrator to adopt any amendment that appropriately facilitates the administration, management and interpretation of the Plan.

RESOLVED, PolyOne hereby adopts the First Amendment to the Plan in the form below to be effective April 1, 2016.

1.Section 9 of the Plan is hereby amended to add the following sentence:

“The Participant’s account will continue to be adjusted to reflect earnings or losses through the date on which a distribution begins to be processed by the Plan Administrator and payment to the Participant will be made as soon as administratively possible thereafter in accordance with Section 12 below.”

2.Section 12.1(b)(3) is hereby deleted in its entirety and replaced with the following:

“(3) Amounts with respect to which a Participant has made the election described in Section 12.1(b)(1)(A) shall be paid to such Participant in a cash lump sum within thirty days of the earlier of (A) the date elected by the Participant in his Deferrals Sub-Account Election form with respect to such amounts, and (B) the Participant’s Termination Date; provided, however, that the Participant shall not have the right to designate the taxable year of payment, and further provided that if the payment is to be made within thirty days of the Participant’s Termination Date, and the Participant is a Specified Employee, the payment shall be distributed in the seventh month after the date of such Specified Employee’s Termination Date (or, if earlier, his or her date of death).”

3.The last sentence of Section 12.1 (c)(1) is hereby deleted in its entirety and replaced with the following:

“Notwithstanding the foregoing, the Termination Date Balance of a Specified Employee shall commence to be distributed in the seventh month after the date of such Specified Employee’s Termination Date (or, if earlier, his or her date of death).”

4.All other provisions of the Plan remain in full force and effect.

IN WITNESS WHEREOF, PolyOne, by its duly authorized officer, has caused this amendment to be executed as of the 16th day of March, 2016.

PolyOne Corporation

By:	/s/ Ana G. Rodriguez

Name:	Ana G. Rodriguez
Title:	Senior Vice President and CHRO

AMENDMENT NO. 2
TO THE
POLYONE SUPPLEMENTAL RETIREMENT BENEFIT PLAN
(As Amended and Restated Effective January 1, 2014)

    PolyOne Corporation (the “Company”) hereby adopts this Amendment No. 2 to the PolyOne Supplemental Retirement Benefit Plan (As Amended and Restated Effective January 1, 2014) (the “Plan”), effective as January 1, 2018. Words and phrases used herein with initial capital letters that are defined in the Plan are used herein as so defined.

I.

Section 2.11 of the Plan is hereby amended in its entirety to read as follows:

“2.11 “Retirement Plan” means the PolyOne Retirement Savings Plan, as amended from time to time, and any other qualified retirement plan that the Administrator may designate. Section references herein to the Retirement Plan shall be references to sections of the PolyOne Retirement Savings Plan, as amended from time to time.”
II.

Section 4 of the Plan is hereby amended in its entirety to read as follows:

“SECTION 4. ELECTION TO DEFER COMPENSATION

A Participant may elect, by filing an election with the Administrator (pursuant to Section 5) on or prior to December 31 of the preceding Plan Year (or such earlier date as specified by the Administrator), to direct the Employer to reduce his or her Compensation for a Plan Year by an amount equal to the difference between (i) a specified percentage, in 1% increments, with a maximum of 90%, of his or her Compensation for the Plan Year, and (ii) the maximum elective deferrals under the Retirement Plan actually permitted to be contributed for him or her to the Retirement Plan for such Plan Year by reason of the application of the limitations under Sections 402(g), 401(a)(l7) and 401(k)(3) of the Code. Any election so made shall be binding for any following Plan Year, unless revised on or before December 31 of the preceding Plan Year (or such other earlier date specified by the Administrator). If, for any Plan Year, a Participant does not file such an election, the Participant’s Compensation will not be reduced for such Plan Year. Notwithstanding the foregoing, with respect to the first taxable year in which a person becomes a Participant within the meaning of Section 409A of the Code, such Participant may, within 30 days of becoming a Participant, make an election to defer Compensation earned subsequent to the date of the election.”

III.

Section 7 of the Plan is hereby amended in its entirety to read as follows:

“SECTION 7. MATCHING CONTRIBUTIONS

As of each payroll period, the Employer shall allocate Employer Matching Contributions to the account of each Participant who either (a) has a valid election to defer Compensation to the Plan in effect for such payroll period or (b) has a valid election to defer Compensation to the Retirement Plan in effect for such payroll period, but for whom, for such payroll period, the allocation of matching contributions under the Retirement Plan has been reduced or eliminated as a result of the limitations imposed by Section 401(a)(17) of the Code. The amount of Employer Matching Contributions allocated to each such Participant shall be determined in accordance with the Retirement Plan, provided, however, in no event will the sum of the Employer Matching Contributions under this Plan and the employer matching contributions required to be made under the Retirement Plan for any Participant for a Plan Year exceed the maximum percentage of such Participant’s Compensation permitted under the Retirement Plan for the Plan Year, and Employer Matching Contributions under this Plan will be reduced as necessary to satisfy this requirement.”

[Signature on Following Page]

EXECUTED and dated this 19th day of December, 2018.

POLYONE CORPORATION

By:	/s/ João José San Martin

Name:	João José San Martin
Title:	Senior Vice President and CHRO

AMENDMENT NO. 3
TO THE
POLYONE SUPPLEMENTAL RETIREMENT BENEFIT PLAN
(As Amended and Restated Effective January 1, 2014)

    PolyOne Corporation (the “Company”) hereby adopts this Amendment No. 3 to the PolyOne Supplemental Retirement Benefit Plan (As Amended and Restated Effective January 1, 2014) (the “Plan”), effective as April 18, 2019. Words and phrases used herein with initial capital letters that are defined in the Plan are used herein as so defined.

I.

Section 10 of the Plan is hereby amended in its entirety to read as follows:

“SECTION 10. INVESTMENT OF ACCOUNTS

For purposes of determining the amount of earnings and appreciation and losses and depreciation to be credited to a Participant’s account, such account shall be deemed invested in such investment options (which may include a PolyOne Corporation common stock fund) designated by the Administrator as available under the Plan as the Participant may elect from time to time, or be deemed to have elected, in accordance with such rules and procedures as the Administrator may establish. However, no provision of the Plan shall require the Employer to actually invest any amounts in any fund or in any other investment vehicle. In the event Participants shall be permitted to make deemed investments in a PolyOne Corporation common stock fund, to the extent that dividends are paid on PolyOne Corporation common stock deemed credited to such fund, each deemed share or unit in such fund shall accrue dividend equivalents having equal value to the dividends paid on a share of such PolyOne Corporation common stock in accordance with such rules and procedures as the Administrator may establish.”
II.

Section 12.1 of the Plan is hereby amended by the addition of the following subparagraph (c) to read as follows:

“12.1(c) In-Kind Payment

In the event all or a portion of the amounts credited to a Participant’s account shall be deemed invested in a PolyOne Corporation common stock fund, such amounts will be distributed in the form of whole shares of PolyOne Corporation common stock, plus an amount of cash representing the value of any fractional share, based on the fair market value of a share of PolyOne Corporation common stock as of the date of distribution.”

EXECUTED and dated this 18th day of April, 2019.

POLYONE CORPORATION

By:	/s/ João José San Martin

Name:	João José San Martin
Title:	Senior Vice President, CHRO

AMENDMENT NO. 4
TO THE
POLYONE SUPPLEMENTAL RETIREMENT BENEFIT PLAN
(As Amended and Restated Effective January 1, 2014)

    PolyOne Corporation (the “Company”) hereby adopts this Amendment No. 4 to the PolyOne Supplemental Retirement Benefit Plan (As Amended and Restated Effective January 1, 2014) (the “Plan”), effective as January 1, 2020. Words and phrases used herein with initial capital letters that are defined in the Plan are used herein as so defined.

I.

Section 2 of the Plan is hereby amended by (i) adding a new Section 2.8 immediately following Section 2.7 to read as follows and (ii) renumbering the existing Sections 2.8 through 2.14 (as well as any cross references in the Plan to any of such Sections) to be Sections 2.9 through 2.15:

“2.8    ‘Incentive Compensation’ means bonus or incentive compensation earned by a Participant under an annual bonus or incentive plan maintained by an Employer. Such compensation will be considered Incentive Compensation under the Plan for the period in which the services giving rise to the incentive compensation were provided by the Participant.”

II.

Section 4 of the Plan is hereby amended in its entirety to read as follows:

“SECTION 4. ELECTION TO DEFER COMPENSATION

A Participant may elect, by filing an election with the Administrator (pursuant to Section 5) on or prior to December 31 of the preceding Plan Year (or such earlier date as specified by the Administrator), to direct the Employer to reduce his or her Compensation for a Plan Year by an amount equal to the difference between (i) a specified percentage, in 1% increments, with a maximum of 90%, of his or her Compensation for the Plan Year, and (ii) the maximum elective deferrals under the Retirement Plan actually permitted to be contributed for him or her to the Retirement Plan for such Plan Year by reason of the application of the limitations under Sections 402(g), 401(a)(17) and 401(k)(3) of the Code. A Participant may make a separate election under clause (i) of the preceding sentence with respect to his Incentive Compensation. Any election so made shall be binding for any following Plan Year, unless revised on or before December 31 of the preceding Plan Year (or such other earlier date specified by the Administrator). If, for any Plan Year, a Participant does not file such an election, the Participant’s Compensation will not be reduced for such Plan Year. Notwithstanding the
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foregoing, with respect to the first taxable year in which a person becomes a Participant within the meaning of Section 409A of the Code, such Participant may, within 30 days of becoming a Participant, make an election to defer Compensation earned subsequent to the date of the election.”

[Signature on Following Page]
NAI-1509283098v3

EXECUTED and dated this 18th day of December, 2019.

POLYONE CORPORATION

By:	/s/ João José San Martin

Name:	João José San Martin
Title:	Senior Vice President
Chief Human Resources Officer

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